Company Update
November 2011

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Services for Each Stage of the Field Life Cycle

Drilling
Field Development
Production
Decommissioning
• Seabed Evaluation /
 Coring
• Wellbore Drilling
• Wellhead Installation
• Pipeline, Flowline and
 Umbilical Installation
• PLET / Manifold Fabrication
 and Installation
• Jumper Installation
• Trenching and Burial
• ROV Services
• Coiled Tubing, Wireline,
 Slickline, and Drillstring-
 based Intervention
• Floating Production
 Facilities
• Spill Containment
• Field Decommissioning
• Plug & Abandonment
• Wellhead and Tree Recovery

Offshore
Production Facilities
Helix Producer I
Helix Fast Response System
Marco Polo TLP (50%)
Independence Hub Semi (20%)
Deepwater
Contracting
Pipelay
Intrepid
Express
Caesar
Robotics
41 ROVs
2 ROV Drill Units
3 Trenchers (200 - 2000hp)*
5 Chartered Vessels (variable)
Well Intervention
Q4000
Seawell
Well Enhancer
Normand Clough (JV)
Mobile VDS/SILs
Oil & Gas Production
GOM shelf and deepwater
PV-10 $1.3 billion @
12/31/2010
Proved reserves = 376 bcfe
(12/31/2010)
2011 projected production
50 bcfe
Business Segments

* New 1200hp trencher currently under construction with 2012 expected delivery

Strategically Differentiated Fleet
• Helix Producer I is the only DP FPU in
 the Gulf of Mexico
• Q4000 is the world’s only category B
 semisubmersible intervention vessel
 available to the open market
• Saturation diving deployed globally
 (Seawell, Well Enhancer, Intrepid,
 Normand Clough)
• Well Enhancer is the North Sea’s only
 monohull coiled tubing intervention
 vessel
• iTrencher is the world’s largest
 deepwater trenching system
• The Helix Fast Response System stands
 ready to respond to any Gulf of Mexico oil
 or gas spill

iTrencher being deployed off of the Island Pioneer in the North Sea

MODU DP3 Q4000
MSV DP3 Well Enhancer
MSV DP2 Normand Clough
MSV DP2 Seawell
Well Intervention Assets

Helix provides well operation and decommissioning services with the flagship Q4000 semisubmersible, the Seawell riserless well intervention vessel, the Well Enhancer coiled tubing /
wireline / slickline intervention vessel, and the Normand Clough (JV) with our Subsea Intervention
Lubricator and Vessel Deployment systems.

Production Facilities

Independence Hub Semi (20%)
• Location: Mississippi Canyon 920
• Depth: 8,000 ft.
• Production capacity:
 • 1 BCFD
Marco Polo TLP (50%)
• Location: Green Canyon 608
• Depth: 4,300 ft.
• Production capacity:
 • 120,000 BOPD
 • 300 MMCFD
Helix Producer I FPU
• Location: Helix’s Phoenix field (GC 237)
• Production capacity:
 • 45,000 BOPD
 • 55,000 BLPD
 • 72 MMCFD

The Helix ROV fleet consists of
40+ vehicles, covering the
spectrum of deepwater
construction services.
The T-1200 jet trencher is
currently under construction (1H
2012 delivery) to support
offshore renewable energy
development projects.
The state of the art I-Trencher
system trenches, lays pipe up to 16”
in diameter, and backfills in a single
operation.
Robotics

Helix charters support vessels as needed, which allows us to adjust the size and capability of our fleet to cost-effectively meet industry demands.

DP Reel Lay Vessel
Express
DP S-Lay Vessel
Caesar
DP Reel Lay Vessel
Intrepid
Caesar’s onboard pipe welding and testing
capability allows the vessel to lay large diameter
pipe.
Helix’s dual-reel pipelay and subsea construction
vessel has established an extensive track record
of field installation projects around the world.
Intrepid has the flexibility to be deployed as a
pipelay, installation or saturation diving vessel.
Subsea Construction Vessels

Non-DP Storage Tanker
Q4000
12" Flex Export Line
Floating Offloading Hose
(Hawser not shown)
Helix Producer I
5" 10,000 PSI
Flexible Riser
32 lbs/ft Casing (5-5/8" ID)
(All Threaded, Q4000 Installed)
FLOW
Intervention
Riser System
Riser
Stack Can Connect to BOP,
Wellhead or Tree
IRS
Well
Cap
BOP
Stack
Well Cap

Helix Fast Response System (HFRS)
• Utilizes vessels and subsea
 systems proven in Gulf of
 Mexico spill response and
 containment efforts
• Capability to capture and
 process up to 55,000 bpd in
 water depths to 10,000 feet at
 15,000 psi
• 24 independent E&P operators
 have signed on to include HFRS
 in drilling permit applications
• Cited as spill response and
 containment plan in 38+
 approved deepwater permits as
 of October 23, 2011

Offshore Renewable Energy Support

• Projected 2011 non-oilfield revenues of ~$54
 million on power cable burial projects
• Provide trenching, cable burial and ROV support
 for offshore wind farm development
 • Current focus on export lines (field to
 shore)
 • Future opportunities in-field (inter-array
 cable installation)
• Adding additional capacity to meet short- and
 long- term growth opportunities
 • New chartered vessel, Grand Canyon,
 under construction with 2012 delivery
 • Building new trencher, T-1200, to be paired
 with the Grand Canyon
Deep Cygnus performing trenching and cable burial operations at the Greater Gabbard Offshore Wind Farm in the North Sea

Helix Oil and Gas

12/31/2010 Reserve Profile
• 376 Bcfe
• ≈ 55% Deepwater GOM
• ≈ 40% proved developed
• ≈ 40% Oil
• PV-10 $1.3 billion
Mid-October Average Production Profile
• ≈ 128 mmcfe/d*
• ≈ 70% of production is oil
• ≈ 65% of production is deepwater
• Phoenix ≈ 12,000 boe/d, net*
* As of October 23, 2011

Key Balance
Sheet Metrics

($ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,248
$833
$1,172
$796
$2,000
$1,500
$1,000
$500
$0
Debt (A)
$1,000
$750
$500
$250
$0
Liquidity (B)
12/31/2008
12/31/2009
12/31/2010
6/30/2011
9/30/2011
Gross Debt
Net Debt
Liquidity

Debt and Liquidity Profile
 Liquidity of approximately $933 million at 9/30/2011

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity, as we define it, is equal to cash and cash equivalents ($375 million), plus available capacity under our revolving credit facility ($558 million).

Debt Profile
Credit Facilities, Commitments and Amortization
December 2012 (Potential Put by Holders, Actual Maturity December 2025):
•$300 Million Convertible Notes - Interest only until put by noteholders or called by Helix.
First put/call date is December 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
July 2015:
•$600 Million Revolving Credit Facility - UNDRAWN.
 • Facility extended to July 2015 (or January 2016 if certain unsecured debt is refinanced of paid in full by July 1, 2015).
 • $43 million of LCs in place.
July 2015:
•$299 Million Term Loan B
 • Committed facility through July 2015 (or July 2016 if certain unsecured debt is refinanced or repaid in full by July 1, 2015).
 • $3.0 million principal payments annually.

Debt Profile (continued)
Credit Facilities, Commitments and Amortization
January 2016:
•$475 Million Senior Unsecured Notes
 • Interest only until maturity (January 2016) or called by Helix. First Helix call date is January 2012 (first call price of 104.75).
 • Repurchased $75 million in Q3 at an average price of 103.14 at a discount to first call in January 2012.
February 2027:
•$110 Million MARAD - Original 25 year term; matures February 2027. $4.9 million principal payments annually.

2011 Outlook

2011 Outlook
We expect to continue to improve our liquidity position in 2011.
Broad Metrics	2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Oil and Gas Production	50 Bcfe	49 Bcfe	47 Bcfe
EBITDAX	$625+ million	$475 million	$430 million
CAPEX	$275 million	$225 million	$179 million
Commodity Price Deck		2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Hedged	Oil	$95.89 / bbl	$87.11 / bbl	$75.27 / bbl
	Gas	$5.82/ mcf	$4.80/ mcf	$6.01 / mcf

2011 Outlook
• Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell in 2011 and building well into
 2012
 o Well Enhancer to work in West Africa this winter
 o Intrepid deployed to California performing field development projects through early 2012
 o Express working through a full backlog for the remainder of 2011 and is scheduled to work in the North Sea in the second half of 2012
 o Caesar deployed to Mexico’s Bay of Campeche in mid-October for accommodations project
 o Continued focus on trenching and cable burial business with non-oilfield projects growing
 o Five vessels scheduled for regulatory drydocks in 2012; will provide some headwind next year
• Production Facilities
 o HP I continues production at Phoenix field
• Oil and Gas
 o Forecasted 2011 overall production of 50 Bcfe
 ▪ 67% oil and 64% deepwater
 ▪ Assumes no further significant storm disruptions

2011 Outlook
• Capital Expenditures
 o Contracting Services ($110 million)
 ▪ Continued incremental investment in robotics business, with a focus on adding trenching spread capacity
 ▪ Seeking to deploy capital in well intervention business
 ▪ Caesar thruster upgrade completion
 o Oil and Gas ($165 million)
 ▪ Focus capital investment on oil development with relatively fast payback
 ▪ Two major planned well projects in the 2nd half of the year
 ▪ Nancy (completion) - commenced in Q3
 ▪ Kathleen (development drill) - expected to commence in Q4 / Q1 2012
 ▪ Shelf platform construction and opportunistic workovers

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Pricing Basis	Swap Pricing	Average Collar Price	
						Floor	Ceiling
2011	106,000	490,000	596,000	WTI	$ 82.62	$ 95.00	$ 124.59
2011	150,000	-	150,000	Brent		$ 100.00	$ 122.80
2012	900,000	-	900,000	WTI		$ 96.67	$ 118.57
2012	1,667,500	192,500	1,860,000	Brent	$ 103.20	$ 99.42	$ 117.59
2013	500,000	500,000	1,000,000	Brent	$ 99.15	$ 95.00	$ 102.60
Natural Gas (mcf)							
2011	-	2,110,000	2,110,000	Henry Hub	$ 4.93		
2012	2,000,000	4,000,000	6,000,000	Henry Hub	$ 4.70	$ 4.75	$ 5.09
Subtotals (mcfe)							
2011	1,536,000	5,050,000	6,586,000				
2012	17,405,000	5,155,000	22,560,000				
2013	3,000,000	3,000,000	6,000,000				
Grand Totals	**21,941,000**	**13,205,000**	**35,146,000**

Summary of Oct 2011 - Dec 2013 Hedging Positions *
* As of October 23, 2011.